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                                   EXHIBIT 21


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SUBSIDIARIES OF THE REGISTRANT                                            JURISDICTION
                                                                           ------------
Baldwin Americas Corporation                                                 Delaware
Baldwin Europe Consolidated Inc.                                             Delaware
Baldwin Asia Pacific Corporation                                             Delaware
Baldwin Technology Limited                                                   Bermuda

SUBSIDIARIES OF BALDWIN AMERICAS CORPORATION
Baldwin Technology Corporation                                               Connecticut
Misomex of North America, Inc.                                               Delaware
Enkel Corporation                                                            Delaware
Baldwin Graphic Systems, Inc.                                                Delaware

SUBSIDIARIES OF BALDWIN TECHNOLOGY CORPORATION
Kansa Corporation                                                            Kansas

SUBSIDIARIES OF ENKEL CORPORATION
Enkel International Sales Corporation                                        Illinois
Enkel Foreign Sales Corporation                                              US Virgin Island

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED INC.
Baldwin Europe Consolidated BV                                               Netherlands
Baldwin Technology France SA                                                 France

SUBSIDIARIES OF BALDWIN EUROPE CONSOLIDATED BV
Baldwin Graphic Equipment BV                                                 Netherlands
Baldwin German Capital Holding GmbH                                          Germany
Baldwin U.K. Holding Limited                                                 United Kingdom
B S Holding AB                                                               Sweden

SUBSIDIARIES OF BALDWIN GERMAN CAPITAL HOLDING GMBH
Baldwin Gegenheimer GmbH                                                     Germany
Misomex GmbH                                                                 Germany
Baldwin Auslandsbeteiligungs Holding GmbH                                    Germany

SUBSIDIARIES OF BALDWIN U.K. HOLDING LIMITED
Misomex U.K. Limited                                                         United Kingdom
Misomex Engineering Limited                                                  United Kingdom

SUBSIDIARIES OF B S HOLDING AB
Amal AB                                                                      Sweden
Misomex AB                                                                   Sweden

SUBSIDIARIES OF BALDWIN GEGENHEIMER GMBH
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
Baldwin Gegenheimer Ltd.                                                     United Kingdom

SUBSIDIARIES OF BALDWIN AUSLANDSBETEILIGUNGS HOLDING GMBH
Baldwin Hungaria Ltd.                                                        Hungary
Graphics Financing Ireland                                                   Ireland

SUBSIDIARIES OF MISOMEX U.K. LIMITED
Dale Graphics U.K. Ltd.                                                      United Kingdom

SUBSIDIARIES OF AMAL AB
ContiGraph AB                                                                Sweden

SUBSIDIARIES OF MISOMEX AB
AB Estomatic                                                                 Sweden
Misomex Marketing AB                                                         Sweden
Opme Oy                                                                      Finland

SUBSIDIARIES OF GRAPHICS FINANCING IRELAND
Altoste Limited                                                              Ireland

SUBSIDIARIES OF BALDWIN ASIA PACIFIC CORPORATION
Baldwin Asia Pacific Ltd.                                                    Hong Kong
Baldwin Japan Ltd.                                                           Japan
Baldwin Printing Control Equipment (Beijing) Company, Ltd.  China
BAP VC Limited                                                               British Virgin
                                                                               Islands
SUBSIDIARIES OF BALDWIN ASIA PACIFIC LTD
Baldwin Graphic Equipment Pty. Ltd.                                          Australia
Baldwin Printing Controls Ltd.                                               Hong Kong

SUBSIDIARIES OF BALDWIN JAPAN LTD.
Baldwin Japan Trading Ltd.                                                   Japan
Kansai Baldwin Sales Ltd.                                                    Japan
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